Exhibit (h)(12)(iv)

AMENDMENT NO. 3

FUND OF FUNDS INVESTMENT AGREEMENT

Amendment No. 3, dated October 19, 2023 (“Amendment No. 3”), to the Fund of Funds Investment Agreement, dated as of January 19, 2022 (“Agreement”), among EQ Advisors Trust and 1290 Funds (each, an “Acquiring Registrant”) and IndexIQ ETF Trust (the “Acquired Registrant”).

WHEREAS, the Acquiring Registrants and the Acquired Registrant desire to update the Agreement to change the name of the EQ/T. Rowe Price Growth Stock Portfolio to EQ/JPMorgan Growth Stock Portfolio;

WHEREAS, the Acquiring Registrants and the Acquired Registrant desire to update the Agreement to reflect the name changes set forth below, which were effective August 31, 2023:

Prior Name	Current Name
IQ Chaikin U.S. Small Cap ETF	IQ U.S. Small Cap ETF
IQ Chaikin U.S. Large Cap ETF	IQ U.S. Large Cap ETF
IQ Candriam ESG U.S. Large Cap Equity ETF	IQ Candriam U.S. Large Cap Equity ETF
IQ Candriam ESG U.S. Mid Cap Equity ETF	IQ Candriam U.S. Mid Cap Equity ETF
IQ Candriam ESG International Equity ETF	IQ Candriam International Equity ETF

NOW THEREFORE, the Acquiring Registrants and the Acquired Registrant agree to modify and amend the Agreement as follows:

Schedule A. Schedule A to the Agreement, which sets forth the Acquiring Funds, is hereby replaced in its entirety by Schedule A attached hereto.

Schedule B. Schedule B to the Agreement, which sets forth the Acquired Funds, is hereby replaced in its entirety by Schedule B attached hereto.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 3 as of the date first above set forth.

EQ Advisors Trust 1290 Funds		IndexIQ ETF Trust

By:	/s/ Kenneth Kozlowski	By:	/s/ Kirk C. Lehneis
	Name: Kenneth Kozlowski Title: Senior Vice President and Chief Investment Officer		Name: Kirk C. Lehneis Title: President

SCHEDULE A

AMENDMENT NO. 3 TO

FUND OF FUNDS INVESTMENT AGREEMENT

Acquiring Funds

EQ ADVISORS TRUST

1290 VT Convertible Securities Portfolio

1290 VT DoubleLine Opportunistic Bond Portfolio

1290 VT Equity Income Portfolio

1290 VT GAMCO Mergers & Acquisitions Portfolio

1290 VT GAMCO Small Company Value Portfolio

1290 VT High Yield Bond Portfolio

1290 VT Micro Cap Portfolio

1290 VT Moderate Growth Allocation Portfolio

1290 VT Multi-Alternative Strategies Portfolio

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

1290 VT Small Cap Value Portfolio

1290 VT SmartBeta Equity ESG Portfolio

1290 VT Socially Responsible Portfolio

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/AB Dynamic Aggressive Growth Portfolio

EQ/AB Dynamic Growth Portfolio

EQ/AB Dynamic Moderate Growth Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/AB Small Cap Growth Portfolio

EQ/AB Sustainable U.S. Thematic Portfolio

EQ/Aggressive Growth Strategy Portfolio

EQ/All Asset Growth Allocation Portfolio

EQ/American Century Mid Cap Value Portfolio

EQ/American Century Moderate Growth Allocation Portfolio

EQ/Balanced Strategy Portfolio

EQ/Capital Group Research Portfolio

EQ/ClearBridge Large Cap Growth ESG Portfolio

EQ/ClearBridge Select Equity Managed Volatility Portfolio

EQ/Common Stock Index Portfolio

EQ/Conservative Growth Strategy Portfolio

EQ/Conservative Strategy Portfolio

EQ/Core Bond Index Portfolio

EQ/Emerging Markets Equity PLUS Portfolio

EQ/Equity 500 Index Portfolio

EQ/Fidelity Institutional AM® Large Cap Portfolio

EQ/Franklin Moderate Allocation Portfolio

EQ/Franklin Rising Dividends Portfolio

EQ/Franklin Small Cap Value Managed Volatility Portfolio

EQ/Global Equity Managed Volatility Portfolio

EQ/Goldman Sachs Growth Allocation Portfolio

EQ/Goldman Sachs Mid Cap Value Portfolio

EQ/Goldman Sachs Moderate Growth Allocation Portfolio

EQ/Growth Strategy Portfolio

EQ/Intermediate Corporate Bond Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/International Core Managed Volatility Portfolio

EQ/International Equity Index Portfolio

EQ/International Managed Volatility Portfolio

EQ/International Value Managed Volatility Portfolio

EQ/Invesco Comstock Portfolio

EQ/Invesco Global Portfolio

EQ/Invesco Global Real Assets Portfolio

EQ/Invesco Moderate Allocation Portfolio

EQ/Invesco Moderate Growth Allocation Portfolio

EQ/Janus Enterprise Portfolio

EQ/JPMorgan Growth Allocation Portfolio

EQ/JPMorgan Growth Stock Portfolio

(formerly, EQ/T. Rowe Price Growth Stock Portfolio)

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core Managed Volatility Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Lazard Emerging Markets Equity Portfolio

EQ/Long-Term Bond Portfolio

EQ/Loomis Sayles Growth Portfolio

EQ/MFS International Growth Portfolio

EQ/MFS International Intrinsic Value Portfolio

EQ/MFS Mid Cap Focused Growth Portfolio

EQ/MFS Technology Portfolio

EQ/MFS Utilities Series Portfolio

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value Managed Volatility Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Money Market Portfolio

EQ/Morgan Stanley Small Cap Growth Portfolio

EQ/PIMCO Global Real Return Portfolio

EQ/PIMCO Real Return Portfolio

EQ/PIMCO Total Return ESG Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Health Sciences Portfolio

EQ/Ultra Conservative Strategy Portfolio

EQ/Value Equity Portfolio

EQ/Wellington Energy Portfolio

Equitable Conservative Growth MF/ETF Portfolio

Equitable Growth MF/ETF Portfolio

Equitable Moderate Growth MF/ETF Portfolio

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Technology Portfolio

1290 FUNDS

1290 Diversified Bond Fund

1290 Essex Small Cap Growth Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 High Yield Bond Fund

1290 Loomis Sayles Multi-Asset Income Fund

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

1290 Retirement 2020 Fund

1290 Retirement 2025 Fund

1290 Retirement 2030 Fund

1290 Retirement 2035 Fund

1290 Retirement 2040 Fund

1290 Retirement 2045 Fund

1290 Retirement 2050 Fund

1290 Retirement 2055 Fund

1290 Retirement 2060 Fund

SCHEDULE B

AMENDMENT NO. 3 TO

FUND OF FUNDS INVESTMENT AGREEMENT

Acquired Funds

Acquired Funds Registrant: IndexIQ ETF Trust

IQ Merger Arbitrage ETF (MNA)

IQ Global Resources ETF (GRES)

IQ CBRE NexGen Real Estate ETF (ROOF)

IQ FTSE International Equity Currency Neural ETF (HFXI)

IQ U.S. Small Cap ETF (CSML)

(formerly, IQ Chaikin U.S. Small Cap ETF)

IQ U.S. Large Cap ETF (CLRG)

(formerly, IQ Chaikin U.S. Large Cap ETF)

IQ 500 International ETF (IQIN)

IQ Candriam U.S. Large Cap Equity ETF (IQSU)

(formerly, IQ Candriam ESG U.S. Large Cap Equity ETF)

IQ Candriam U.S. Mid Cap Equity ETF (IQSM)

(formerly, IQ Candriam ESG U.S. Mid Cap Equity ETF)

IQ Candriam International Equity ETF (IQSI)

(formerly, IQ Candriam ESG International Equity ETF)

IQ Healthy Hearts ETF (HART)

IQ Engender Equality ETF (EQUL)

IQ Cleaner Transport ETF (CLNR)

IQ Clean Oceans ETF (OCEN)

IQ U.S. Large Cap R&D Leaders ETF (LRND)

IQ U.S. Mid Cap R&D Leaders ETF (MRND)

IQ Global Equity R&D Leaders ETF (WRND)